EXHIBIT 21
The following is a list of subsidiaries of the Company as of December 31, 2023 omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

Company Name	Where Incorporated or Organized
356 Royalty Inc.	Delaware
Agouron Pharmaceuticals, LLC	California
AH Robins LLC	Delaware
AHP Manufacturing B.V.	Netherlands
Alpharma Pharmaceuticals LLC	Delaware
American Food Industries LLC	Delaware
Amplyx Pharmaceuticals, Inc.	Delaware
Anacor Pharmaceuticals, LLC	Delaware
Arena Pharmaceuticals Canada Holdings, L.P.	Canada
Arena Pharmaceuticals Development GmbH	Switzerland
Arena Pharmaceuticals Development, LLC	Delaware
Arena Pharmaceuticals, Inc.	Delaware
Arena Pharmaceuticals, LLC	Delaware
Arixa Pharmaceuticals, Inc.	Delaware
Array BioPharma Inc.	Delaware
Bamboo Therapeutics, Inc.	Delaware
Biohaven Pharmaceutical Holding Company Limited	British Virgin Islands
Biohaven Pharmaceutical Ireland Designated Activity Company	Ireland
Blue Whale Re Ltd.	Vermont
Bulldog (BVI) NewCo Limited	British Virgin Islands
C.P. Pharmaceuticals International C.V.	Netherlands
CICL Corporation	Delaware
COC I Corporation	Delaware
Coley Pharmaceutical Group, Inc.	Delaware
Cyanamid de Argentina, S.A.	Delaware
Distribuidora Mercantil Centro Americana, S.A.	Delaware
East Coast Ventures, Inc.	Delaware
Encysive Pharmaceuticals Inc.	Delaware
FoldRx Pharmaceuticals, LLC	Delaware
Fort Dodge Manufatura Ltda.	Brazil
G. D. Searle & Co. Limited	United Kingdom
G. D. Searle International Capital LLC	Delaware
Genetics Institute, LLC	Delaware
GenTrac, Inc.	Wisconsin
GI Europe, Inc.	Delaware
GI Japan, Inc.	Delaware
Global Blood Therapeutics, Inc.	Delaware
Hospira Adelaide Pty Ltd	Australia
Hospira Australia Pty Ltd	Australia
Hospira Benelux BVBA	Belgium
Hospira Holdings (S.A.) Pty Ltd	Australia
Hospira Philippines, Inc.	Philippines
Hospira Pte. Ltd.	Singapore
Hospira Puerto Rico, LLC	Delaware
Hospira UK Limited	United Kingdom
Hospira Worldwide, LLC	Delaware

Hospira Zagreb d.o.o.	Croatia
Hospira, Inc.	Delaware
Ignite Immunotherapy, Inc.	Delaware
InnoPharma, Inc.	Delaware
International Affiliated Corporation LLC	Delaware
John Wyeth & Brother Limited	United Kingdom
King Pharmaceuticals Holdings LLC	Delaware
King Pharmaceuticals LLC	Delaware
King Pharmaceuticals Research and Development, LLC	Delaware
Laboratoires Pfizer, S.A.	Morocco
Laboratorios Pfizer Ltda.	Brazil
Laboratórios Pfizer, Lda.	Portugal
Laboratorios Wyeth LLC	Pennsylvania
Mayne Pharma IP Holdings (Euro) Pty Ltd	Australia
Medivation Field Solutions LLC	Delaware
Medivation LLC	Delaware
Medivation Neurology LLC	Delaware
Medivation Prostate Therapeutics LLC	Delaware
Medivation Services LLC	Delaware
Medivation Technologies LLC	Delaware
Monarch Pharmaceuticals, LLC	Tennessee
MPP Trustee Limited	United Kingdom
MTG Divestitures LLC	Delaware
Neusentis Limited	United Kingdom
PAH USA IN8 LLC	Delaware
Parke, Davis & Company LLC	Michigan
Parkedale Pharmaceuticals, Inc.	Michigan
PBG Puerto Rico LLC	Puerto Rico
P-D Co., LLC	Delaware
Peak Enterprises LLC	Delaware
PF Argentum Acquisition ULC	Canada
PF Argentum US Corporation	Delaware
PF Czech Republic Holdings B.V.	Netherlands
PF Finland Holdings B.V.	Netherlands
PF OFG South Korea 1 B.V.	Netherlands
PF OFG South Korea 2 B.V.	Netherlands
PF PR Holdings C.V.	Netherlands
PF PRISM C.V.	Netherlands
PF PRISM Holdings B.V.	Netherlands
PF PRISM IMB B.V.	Netherlands
PF Prism S.á.r.l.	Luxembourg
Pfizer	France
Pfizer (China) Research and Development Co. Ltd.	People's Republic of China
Pfizer (Hangzhou) Innovation Technology Co. Ltd.	People's Republic of China
Pfizer (Malaysia) Sdn Bhd	Malaysia
Pfizer (North Carolina) LLC	Delaware
Pfizer (Perth) Pty Ltd	Australia
Pfizer (Thailand) Limited	Thailand
PFIZER (VIETNAM) LIMITED COMPANY	Vietnam
Pfizer (Wuhan) Research and Development Co. Ltd.	People's Republic of China
Pfizer AB	Sweden
Pfizer AG	Switzerland

Pfizer Anti-Infectives AB	Sweden
Pfizer ApS	Denmark
Pfizer AS	Norway
Pfizer Asia Manufacturing Pte. Ltd.	Singapore
Pfizer Australia Holdings B.V.	Netherlands
Pfizer Australia Holdings Pty Limited	Australia
Pfizer Australia Investments Pty Ltd	Australia
Pfizer Australia Pty Ltd	Australia
Pfizer B.V.	Netherlands
Pfizer Biopharma Egypt LLC	Egypt
Pfizer Biopharmaceuticals Egypt LLC	Egypt
Pfizer Bolivia S.A.	Bolivia
Pfizer Brasil Ltda.	Brazil
Pfizer Business Service (Dalian) Co., Ltd.	People's Republic of China
Pfizer Canada ULC / Pfizer Canada SRI	Canada
Pfizer Chile S.A.	Chile
Pfizer Cia. Ltda.	Ecuador
Pfizer Colombia Spinco I LLC	Pennsylvania
Pfizer Consumer Healthcare	United Kingdom
Pfizer Cork Limited	Ireland
Pfizer Corporation Austria Gesellschaft m.b.H.	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Corporation S. de R.L.	Panama
Pfizer Croatia d.o.o.	Croatia
Pfizer Deutschland GmbH	Germany
Pfizer Development LLC	Delaware
Pfizer Development Services (UK) Limited	United Kingdom
Pfizer East India B.V.	Netherlands
Pfizer Eastern Investments B.V.	Netherlands
Pfizer Europe MA EEIG	Belgium
Pfizer Export B.V.	Netherlands
Pfizer Export Company	Ireland
Pfizer France International Investments	France
Pfizer Free Zone Panama, S. de R.L.	Panama
Pfizer Global Holdings B.V.	Netherlands
Pfizer Global Supply Japan Inc.	Japan
Pfizer Global Trading	Ireland
Pfizer Gulf FZ-LLC	United Arab Emirates
Pfizer H.C.P. Corporation	New York
Pfizer Health AB	Sweden
Pfizer Health Solutions Inc.	Delaware
Pfizer Healthcare India Private Limited	India
Pfizer Healthcare Ireland	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer Himalaya Holdings Coöperatief U.A.	Netherlands
Pfizer Holding France	France
Pfizer Holding SG Pte. Ltd.	Singapore
Pfizer Holdings Corporation	Delaware
Pfizer Holdings International LLC	Delaware
Pfizer Holdings International Luxembourg (PHIL) SARL	Luxembourg
Pfizer Holdings Singapore LLC	Delaware
Pfizer Innovations LLC	Russia

Pfizer International LLC	New York
Pfizer International Operations	France
Pfizer Investment Capital Unlimited Company	Ireland
Pfizer Investment Co. Ltd.	People's Republic of China
Pfizer Investment Enterprises Holdings LLC	Delaware
Pfizer Investment Enterprises Holdings Pte. Ltd.	Singapore
Pfizer Investment Enterprises Pte. Ltd.	Singapore
Pfizer Investments Corporation	Delaware
Pfizer Ireland Holdings Unlimited Company	Ireland
Pfizer Ireland PFE Holding 1 LLC	Delaware
Pfizer Ireland PFE Holding 2 LLC	Delaware
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Unlimited Company	Ireland
Pfizer Ireland Ventures Unlimited Company	Ireland
Pfizer Italia S.r.l.	Italy
Pfizer Japan Inc.	Japan
Pfizer Laboratories (Pty) Limited	South Africa
Pfizer Laboratories Limited	Kenya
Pfizer Leasing Ireland Limited	Ireland
Pfizer Leasing UK Limited	United Kingdom
Pfizer Limited	United Kingdom
Pfizer Limited	India
Pfizer Limited	Taiwan
Pfizer Luxco Holdings SARL	Luxembourg
Pfizer Luxembourg Global Holdings S.à r.l.	Luxembourg
Pfizer Luxembourg SARL	Luxembourg
Pfizer Manufacturing Austria G.m.b.H.	Austria
Pfizer Manufacturing Belgium N.V.	Belgium
Pfizer Manufacturing Deutschland GmbH	Germany
Pfizer Manufacturing Deutschland Grundbesitz GmbH & Co. KG	Germany
Pfizer Manufacturing Holdings LLC	Delaware
Pfizer Manufacturing Ireland Unlimited Company	Ireland
Pfizer Manufacturing LLC	Delaware
Pfizer Manufacturing Services	Ireland
Pfizer MAP Holding, Inc.	Delaware
Pfizer Medicamentos Genericos e Participacoes Ltda.	Brazil
Pfizer Mexico Holding B.V.	Netherlands
Pfizer New Zealand Limited	New Zealand
Pfizer North America Services LLC	Delaware
Pfizer OTC B.V.	Netherlands
Pfizer Overseas LLC	Delaware
Pfizer Oy	Finland
Pfizer Pakistan Limited	Pakistan
Pfizer PFE AsiaPac Holding B.V.	Netherlands
Pfizer PFE Australia Holding B.V.	Netherlands
Pfizer PFE Australia Pty Ltd	Australia
Pfizer PFE CIA. Ltda.	Ecuador
Pfizer PFE Eastern Investments B.V.	Netherlands
Pfizer PFE Global Holdings B.V.	Netherlands
Pfizer PFE İlaçları Anonim Şirketi	Turkey
Pfizer PFE Pharmaceuticals Israel Holding LLC	Delaware
Pfizer PFE Pharmaceuticals Israel Ltd.	Israel

Pfizer PFE Service Company Holding B.V.	Netherlands
Pfizer PFE Spain B.V.	Netherlands
Pfizer Pharm Algerie	Algeria
Pfizer Pharma GmbH	Germany
Pfizer Pharmaceutical (Wuxi) Co., Ltd.	People's Republic of China
Pfizer Pharmaceutical Trading Limited Liability Company (a/k/a Pfizer Kft. or Pfizer LLC)	Hungary
Pfizer Pharmaceuticals Global B.V.	Netherlands
Pfizer Pharmaceuticals Israel Ltd.	Israel
Pfizer Pharmaceuticals Korea Limited	Republic of Korea
Pfizer Pharmaceuticals Science and Technology Co., Ltd.	People's Republic of China
Pfizer Pharmaceuticals Tunisie Sarl	Tunisia
Pfizer Pigments Inc.	Delaware
Pfizer Polska Sp. z.o.o.	Poland
Pfizer Private Limited	Singapore
Pfizer Production LLC	Delaware
Pfizer Products Inc.	Connecticut
Pfizer Products India Private Limited	India
Pfizer R&D Holding B.V.	Netherlands
Pfizer R&D Japan G.K.	Japan
Pfizer R&D UK Limited	United Kingdom
Pfizer Research (NC), Inc.	Delaware
Pfizer Romania SRL	Romania
Pfizer S.A.	Peru
Pfizer S.A.S.	Colombia
Pfizer S.G.P.S. Lda.	Portugal
Pfizer S.r.l.	Italy
Pfizer S.R.L.	Argentina
Pfizer SA (Belgium)	Belgium
Pfizer Saudi Limited	Saudi Arabia
Pfizer Saudi Trading LLC	Saudi Arabia
Pfizer Service Company BV	Belgium
Pfizer Service Company Ireland Unlimited Company	Ireland
Pfizer Services LLC	Delaware
Pfizer Shared Services Unlimited Company	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Singapore Development LP	Singapore
Pfizer Singapore Holding Pte. Ltd.	Singapore
Pfizer Specialties Limited	Nigeria
Pfizer Specialty UK Limited	United Kingdom
Pfizer SRB d.o.o.	Serbia
Pfizer Strategic Investment Holdings LLC	Delaware
Pfizer Trading Polska sp.z.o.o.	Poland
Pfizer Transactions LLC	Delaware
Pfizer Tunisie SA	Tunisia
Pfizer Venezuela, S.A.	Venezuela
Pfizer Ventures (US) LLC	Delaware
Pfizer Ventures LLC	Delaware
Pfizer Worldwide Services Unlimited Company	Ireland
Pfizer Zona Franca, S.A.	Costa Rica
Pfizer, Inc.	Philippines
Pfizer, S.A.	Costa Rica

Pfizer, S.A. de C.V.	Mexico
Pfizer, S.L.U.	Spain
Pfizer, spol. s r.o.	Czech Republic
Pharmacia & Upjohn Company LLC	Delaware
Pharmacia & Upjohn LLC	Delaware
Pharmacia Brasil Ltda.	Brazil
Pharmacia Hepar LLC	Delaware
Pharmacia Inter-American LLC	Pennsylvania
Pharmacia International B.V.	Netherlands
Pharmacia Limited	United Kingdom
Pharmacia LLC	Delaware
PHIVCO Corp.	Delaware
PHIVCO Holdco S.à r.l.	Luxembourg
PHIVCO Luxembourg S.à r.l.	Luxembourg
PIMB OFG Spain Holding, S.L.	Spain
PRISM Holdings B.V.	Netherlands
PT. Pfizer Indonesia	Indonesia
Purepac Pharmaceutical Holdings LLC	Delaware
Renrall LLC	Wyoming
ResApp Health Limited	Australia
ReViral Limited	United Kingdom
Rinat Neuroscience Corp.	Delaware
Seagen Austria GmbH	Austria
Seagen B.V.	Netherlands
Seagen Canada Inc.	Canada
Seagen Denmark ApS	Denmark
Seagen France SAS	France
Seagen Germany GmbH	Germany
Seagen Inc.	Delaware
Seagen International GmbH	Switzerland
SeaGen International Holdings, LLC	Delaware
Seagen Italy S.r.l.	Italy
Seagen Spain, S.L.U.	Spain
Seagen Sweden AB	Sweden
Seagen U.K. Ltd.	United Kingdom
Seagen U.S. Inc.	Delaware
SeaGen US Holdings, LLC	Delaware
Servicios P&U, S. de R.L. de C.V.	Mexico
Shiley LLC	California
Sinergis Farma-Produtos Farmaceuticos, Lda.	Portugal
Solinor LLC	Delaware
Sugen LLC	Delaware
Tabor LLC	Delaware
The Pfizer Incubator LLC	Delaware
Trillium Therapeutics ULC	Canada
Vicuron Holdings LLC	Delaware
Warner Lambert del Uruguay S.A.	Uruguay
Warner-Lambert Company GmbH	Switzerland
Warner-Lambert Company LLC	Delaware
W-L LLC	Delaware
Wyeth (Asia) Limited	Delaware
Wyeth Ayerst Inc.	Delaware

Wyeth Farma, S.A.	Spain
Wyeth Holdings LLC	Maine
Wyeth Lederle S.r.l.	Italy
Wyeth LLC	Delaware
Wyeth Pakistan Limited	Pakistan
Wyeth Pharmaceuticals LLC	Delaware
Wyeth Subsidiary Illinois Corporation	Illinois
Wyeth-Ayerst (Asia) LLC	Delaware
Wyeth-Ayerst International LLC	Delaware
Wyeth-Ayerst Promotions Limited	Delaware